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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 3, 2000


                               VISX, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


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
       Delaware                        1-10694                   06-1161793
(State of Incorporation           (Commission File            (I.R.S. Employer
   or Organization)                    Number)               Identification No.)

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                             3400 Central Expressway
                          Santa Clara, California 95051
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number including area code:            (408) 733-2020

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On July 28, 2000, the Board of Directors (the "Board") of VISX, Incorporated (the "Company") adopted a stockholder rights plan, as set forth in the Rights Agreement, dated as of August 3, 2000 (the "Rights Agreement"), between the Company and Fleet National Bank, as Rights Agent. Pursuant to the Rights Agreement, one Right will be issued for each share of common stock, par value $0.01 per share, of the Company ("Common Stock") outstanding as of August 7, 2000. Each of the Rights will entitle the registered holder to purchase from the Company one share of Common Stock at a price of $150.00 per share, subject to adjustment. The Rights generally will not become exercisable unless and until, among other things, any person acquires 10% to 15% or more of the outstanding Common Stock or makes a tender offer to acquire 10% or more of the outstanding Common Stock. The 10% threshold will not be applicable to institutional investors who stay below a 15% ownership level and who report their ownership on a Schedule 13G under the Securities Exchange Act of 1934. In addition, stockholders of more than 10% of the Common Stock as of July 28, 2000 will be grandfathered at their current level plus 1% unless they later fall below the 10% threshold. The Rights are redeemable under certain circumstances at $0.001 per Right and will expire, unless earlier redeemed or extended, on July 28, 2010. A description of the Rights and their terms are set forth in the Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

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
     4.1 Rights Agreement, dated as of August 3, 2000, between VISX, Incorporated and Fleet National Bank, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B (pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement)).

     4.2  Press Release, dated July 28, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VISX, INCORPORATED


                                        By: /s/ TIMOTHY R. MAIER
                                           -------------------------------------
                                           Timothy R. Maier
                                           Executive Vice President and Chief
                                           Financial Officer


Date: August 4, 2000


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                                  EXHIBIT INDEX

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
Exhibit No.    Exhibit
-----------    -------
   4.1         Rights Agreement, dated as of August 3, 2000, between VISX,
               Incorporated and Fleet National Bank, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B (pursuant to the
               Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights
               Agreement)).

   4.2         Press Release, dated July 28, 2000.
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